UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2013

comScore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

(Address of principal executive offices, including zip code)

(703) 438-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 3, 2013, comScore, Inc. (the “Company”) issued a press release announcing its 2013 Investor Day, to be held on June 3, 2013. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference to this Item 7.01. The presentation slides provided by the Company during the 2013 Investor Day presentation are available at the Investor Relations section of the Company’s website: www.comscore.com.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Event.

On June 3, 2013, the Company announced that its board of directors had approved the repurchase of up to $50 million of the Company’s common stock. Such repurchases may be made from time to time subject to pre-determined price and volume guidelines established by the Company’s board of directors.

As part of the share repurchase program, shares may be purchased in open market transactions or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Exchange Act. The timing, manner, price and amount of any repurchases will be determined at the Company’s discretion, and the share repurchase program may be suspended, terminated or modified at any time for any reason. The repurchase program does not obligate the Company to acquire any specific number of shares, and all open market repurchases will be made in accordance with Exchange Act Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of open market stock repurchases.

Forward Looking Statements

This Item 8.01 contains forward-looking statements about the Company’s common stock repurchase program, including the maximum dollar amount of common stock that may be purchased under the program and how the Company may effect the repurchases. The statements are based on management’s current expectations, estimates and projections, are not guarantees of future performance, and are subject to certain risks, uncertainties and other factors, some of which are beyond the Company’s control and are difficult to predict, including, but not limited to, potential changes in the market price of the Company’s common stock and changes in the Company’s operating results, financial condition and cash requirements.

The forward-looking statements contained in this Form 8-K are also subject to other risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K for the period ended December 31, 2012, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and from time to time other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s Web site ( http://www.sec.gov ).

Stockholders of the Company are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Kenneth J. Tarpey
Kenneth J. Tarpey Chief Financial Officer

Date: June 3, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 3, 2013